UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 2010 (November 1, 2010)

GASTAR EXPLORATION LTD.
(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 1080
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Effective November 1, 2010, Gastar Exploration Ltd. (the “Company”) entered into a Final Settlement Agreement and Comprehensive General Release (the “Settlement Agreement”) by and among James D. Lyon, as Chapter 7 Trustee of ClassicStar LLC, the Company and the other individuals and entities set forth therein.  The Settlement Agreement reflects the definitive terms of the settlement of the seven In re ClassicStar Mare Lease Litigation matters that the Company is involved in, each of which is described in Note 13 to the financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2010, the description of which is incorporated by reference herein. The Settlement Agreement is contingent upon approval of the United States Bankruptcy Court for the Eastern District of Kentucky (the “Bankruptcy Court”), which is overseeing the Chapter 7 liquidation of ClassicStar, LLC.  It is anticipated that the Settlement Agreement will be presented to the Bankruptcy Court for approval on or after November 19, 2010.   If the Settlement Agreement is approved by the Bankruptcy Court, as proposed, the Company will pay to the plaintiffs an aggregate of $21.15 million in cash, including an initial $18.0 million payment to be paid within 10 business days of the approval date and the remaining $3.15 million to be paid in 16 monthly payments, the first of which will be $150,000 and the next 15 of which will be $200,000 each, in exchange for dismissal of all existing and potential future claims of the plaintiffs in all seven cases filed against the Company.  A form of the Settlement Agreement is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 1, 2010, the Company issued a press release announcing entry into the Settlement Agreement described under Item 1.01 of this Current Report on Form 8-K.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under this Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Current Report.

Exhibit No.	Description of Document

10.1
Form of the Final Settlement Agreement and Comprehensive General Release between and Among James D. Lyon, Chapter 7 Trustee of ClassicStar LLC, Gastar Exploration Ltd., and Other Individuals and Entities Set Forth Herein effective November 1, 2010

99.1	Press release dated November 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: November 2, 2010	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

10.1
Form of the Final Settlement Agreement and Comprehensive General Release between and Among James D. Lyon, Chapter 7 Trustee of ClassicStar LLC, Gastar Exploration Ltd., and Other Individuals and Entities Set Forth Herein effective November 1, 2010

99.1	Press release dated November 1, 2010.